Exhibit 10.2

                              THIRD AMENDMENT TO
                                LOAN AGREEMENT


         THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") dated as of May 3, 2004 is among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Borrower"), WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity (except as specifically set forth herein), but solely as collateral agent (the "Collateral Agent"), and each of the Persons listed on the signature pages hereto as a Lender (each, a "Lender").

                                   RECITALS:

         A. The Borrower, the Collateral Agent, and the Lenders have heretofore entered into that certain Loan Agreement dated as of October 30, 2002, as amended by the Amendment to Loan Agreement dated December 3, 2002 and the Second Amendment to Loan Agreement dated December 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used, but not otherwise defined in this Amendment, shall have those meanings assigned to such terms in Appendix 1 to the Loan Agreement.

         B. The parties hereto desire to amend the Loan Agreement.

         NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1. AMENDMENT TO LOAN AGREEMENT.

         Section 7.24 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  "Section 7.24. Lease Terminations. Terminate or permit the termination of, or reduce or permit the reduction of the Real Estate or other Property covered by:

                  (i) the Driving Range Lease, the Building Lease or the Employee Parking Lot Lease, in each case until such time as
                  (A) the Phase II Land is Disposed of in accordance with
                  Section 7.5(m) and (B) with respect to the Employee Parking Lot Lease and the Driving Range Lease, (1) such terminations are permitted under the other Financing Agreements and (2) immediately thereafter the Borrower enters into replacement leases on substantially similar terms and conditions to the Employee Parking Lot Lease and the Driving Range Lease; provided, that (a) such replacement leases may be junior and subordinate to any Liens on the Phase II Land and (b) such replacement leases shall be deemed to be Material Contracts under the Loan Agreement; provided, further, that in lieu of terminating the Driving Range Lease and the Employee Parking Lot Lease pursuant to this Section 7.24, the Borrower may subordinate such leases to any Liens on the Phase II Land; provided, further, that the cancellation or termination of such replacement and/or subordinated leases shall not constitute an Event of Default under Section 9.1(j) of the Loan Agreement to the extent such cancellation or termination is as a direct result of the foreclosure or other exercise of remedies by the holders of the Liens to which such leases have been subordinated in accordance with the foregoing; or

                  (ii) the Golf Course Lease until such time as the Golf Course Land is Disposed of in accordance with Section 7.5(k) (provided, that the Real Estate or other Property subject to the Golf Course Lease may be reduced in connection with the Disposition of the Wynn Home Site Land pursuant to Section 7.5(j) or the Disposition of the Home Site Land in accordance with Section 7.5(l), in either case so long as such reduction is only with respect to such Real Estate or other Property being Disposed of pursuant to such Disposition)."

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

                   To induce the Lenders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Lenders that:

                   (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (b) the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations, contracts and agreements of the Borrower enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (c) the execution, delivery and performance by the Borrower of this Amendment (i) has been duly authorized by all requisite limited liability company action and, if required, member action,
         (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its articles of organization or operating agreement, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Wynn Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2(c);

                   (d) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

                   (e) all the representations and warranties contained in
         Section 5.1 of the Loan Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof (except to the extent made as of a different date).

SECTION 3. EFFECTIVENESS.

                This Amendment shall become effective on May 3, 2004 (the "Effective Date") upon the satisfaction of the following conditions precedent:

                   (a) This Amendment and all other agreements and instruments related thereto shall have been duly authorized, executed and delivered by the Borrower and the Required Lenders, and an executed counterpart of each thereof shall have been received by each of the parties thereto. After giving effect to this Amendment, the Operative Documents shall be in full force and effect as to all parties and no Default or Event of Default shall have occurred or be continuing;

                   (b) the representations and warranties of the Borrower set forth in Section 2 hereof are true and correct in all material respects on and with respect to the date hereof (except to the extent made as of a different date); and

                   (c) Since December 31, 2003, there shall have been no Material Adverse Effect.

SECTION 4. FEES AND EXPENSES.

         Borrower agrees to pay all the reasonable fees and expenses of the Collateral Agent and the Lenders (including the reasonable expenses of one counsel) in connection with the negotiation and preparation of this Amendment.

SECTION 5. MISCELLANEOUS.

         Section 5.1. Guarantor Obligations. Each Guarantor hereby ratifies and affirms in all respects its obligations under its guaranty and acknowledges that such guaranty shall remain in full force and effect.

         Section 5.2. Construction. This Amendment shall be construed in connection with and as part of the Loan Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Loan Agreement are hereby ratified and shall be and remain in full force and effect.

         Section 5.3. Headings and Table of Contents. The headings of the Sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Amendment.

         Section 5.4. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Loan Agreement without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

         Section 5.5. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

         Section 5.6. Governing Law. This Amendment shall be governed by and construed in accordance under the laws of the State of New York without regard to conflict of law principles (other than Title 14 of Article V of the New York General Obligation Law).

                     [Signature Pages begin on Next Page]

         Executed and delivered as of this 3rd day of May, 2004.

                                WYNN LAS VEGAS, LLC,
                                a Nevada limited liability company,
                                as the Borrower

                                By: Wynn Resorts Holdings, LLC,
                                     a Nevada limited liability company,
                                     its sole member

                                     By: Valvino Lamore, LLC,
                                           a Nevada limited liability company,
                                           its sole member

                                          By: Wynn Resorts, Limited,
                                                a Nevada corporation,
                                                its sole member


                                          By:    /s/ Marc H. Rubinstein
                                                -------------------------------
                                                Name:   Marc H. Rubinstein
                                                Title:  Senior Vice President

         Accepted and agreed to as of the Effective Date.

                                    ARES VII CLO LTD.

                                    By:  Ares CLO Management VII, L.P.
                                         Investment Manager

                                    By:  Ares CLO GP VII, LLC
                                         Its General Partner


                                    By:  /s/  Seth J. Brufsky
                                         --------------------------------------
                                         Name:  Seth J. Brufsky
                                         Title: Vice President


                                    ARES VIII CLO LTD.

                                    By:  Ares CLO Management VIII, L.P.
                                         Investment Manager

                                    By:  Ares CLO GP VIII, LLC
                                         Its General Partner


                                    By:  /s/  Seth J. Brufsky
                                         -------------------------------------
                                         Name:  Seth J. Brufsky
                                         Title: Vice President



         Accepted and agreed to as of the Effective Date.

                                    KZH CYPRESSTREE-1 LLC, as Lender


                                    By:  /s/  Hi Hua
                                         -------------------------------------
                                         Name:  Hi Hua
                                         Title: Authorized Agent



         Accepted and agreed to as of the Effective Date.

                                    SEQUILS - CENTURION V, LTD

                                    By: American Express Asset Management
                                    Group, Inc. as Collateral Manager, as Lender


                                    By:  /s/ Yvonne Stevens
                                         -------------------------------------
                                         Name:  Yvonne Stevens
                                         Title: Senior Managing Director



         Accepted and agreed to as of the Effective Date.

                                    CENTURION CDO III, LIMITED

                                    By:  American Express Asset Management
                                    Group, Inc. as Collateral Manager, as Lender


                                    By:  /s/ Yvonne Stevens
                                         -------------------------------------
                                         Name:  Yvonne Stevens
                                         Title: Senior Managing Director



         Accepted and agreed to as of the Effective Date.

                                    CENTURION CDO VI, LTD.

                                    By:  American Express Asset Management
                                    Group, Inc. as Collateral Manager, as Lender


                                    By:  /s/ Yvonne Stevens
                                         -------------------------------------
                                         Name:  Yvonne Stevens
                                         Title: Senior Managing Director



         Accepted and agreed to as of the Effective Date.

                                    CENTURION CDO II, LTD.

                                    By:  American Express Asset Management
                                    Group, Inc. as Collateral Manager, as Lender


                                    By:  /s/ Yvonne Stevens
                                         -------------------------------------
                                         Name:  Yvonne Stevens
                                         Title: Senior Managing Director



         Accepted and agreed to as of the Effective Date.

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lender



                                    By:  /s/  Michael J. Misulonas
                                         -------------------------------------
                                         Name:  Michael J. Misulonas
                                         Title: Senior Credit Analyst



         Accepted and agreed to as of the Effective Date.

                                    BANK OF AMERICA, N.A., as Lender



                                    By:  /s/  Peter J. Vitale
                                         -------------------------------------
                                         Name:  Peter J. Vitale
                                         Title: Senior Vice President



         Accepted and agreed to as of the Effective Date.

                                    FOOTHILL INCOME TRUST, L.P.

                                    By:  FIT GP, LLC, its General Partner,
                                         as Lender


                                    By:  /s/  R. Michael Bohannon
                                         -------------------------------------
                                         Name:  R. Michael Bohannon
                                         Title: Managing Member



         Accepted and agreed to as of the Effective Date.

                                    ABLECO FINANCE LLC, as Lender


                                    By:  /s/  Kevin Genda
                                         -------------------------------------
                                         Name:  Kevin Genda
                                         Title: Senior Vice President



         Accepted and agreed to as of the Effective Date.

                                    A3 FUNDING LP, as Lender

                                    By: A3 FUND MANAGEMENT LLC, its General
                                        Partner


                                    By:  /s/  Kevin Genda
                                         -------------------------------------
                                         Name:  Kevin Genda
                                         Title: Vice President



         Accepted and agreed to as of the Effective Date.

                                    A4 FUNDING LP, as Lender

                                    By:  A4 FUND MANAGEMENT, INC., its General
                                         Partner


                                    By:  /s/  Kevin Genda
                                         -------------------------------------
                                         Name:  Kevin Genda
                                         Title: Vice President



         Accepted and agreed to as of the Effective Date.

                                    SOCIETE GENERALE, as Lender


                                    By   /s/ Thomas K. Day
                                         -------------------------------------
                                         Name:  Thomas K. Day
                                         Title: Managing Director



         Accepted and agreed to as of the Effective Date.

                                    WELLS FARGO BANK NEVADA, NATIONAL
                                    ASSOCIATION, as Collateral Agent


                                    By   /s/  DeAnn Madsen
                                         --------------------------------------
                                         Name:  DeAnn Madsen
                                         Title: Trust Officer

         Each of the undersigned hereby further confirms its continued guaranty of the obligations of the Borrower under the Loan Agreement, as amended hereby, pursuant to the terms of its guaranty on this 3rd day of May, 2004.

                                    WYNN RESORTS, LIMITED,
                                    a Nevada corporation


                                    By: /s/ Marc H. Rubinstein
                                        --------------------------------------
                                        Name:  Marc H. Rubinstein
                                        Title: Senior Vice President


                                    VALVINO LAMORE, LLC,
                                    a Nevada limited liability company,

                                    By: Wynn Resorts, Limited,
                                        a Nevada corporation,
                                        its sole member


                                    By: /s/ Marc H. Rubinstein
                                        --------------------------------------
                                        Name:  Marc H. Rubinstein
                                        Title: Senior Vice President


                                    WYNN LAS VEGAS CAPITAL CORP., a Nevada
                                    corporation,


                                    By: /s/ Marc H. Rubinstein
                                        --------------------------------------
                                        Name:  Marc H. Rubinstein
                                        Title: Senior Vice President

                                    PALO, LLC,
                                    a Delaware limited liability company,

                                    By: Wynn Resorts Holdings, LLC,
                                        a Nevada limited liability company,
                                        its sole member

                                    By: Valvino Lamore, LLC,
                                        a Nevada limited liability company,
                                        its sole member

                                    By: Wynn Resorts, Limited,
                                        a Nevada corporation,
                                        its sole member


                                       By:  /s/ Marc H. Rubinstein
                                            ----------------------------------
                                            Name:   Marc H. Rubinstein
                                            Title:  Senior Vice President


                                    DESERT INN WATER COMPANY, LLC,
                                    a Nevada limited liability company,

                                    By:  Valvino Lamore, LLC,
                                         a Nevada limited liability company,
                                         its sole member

                                         By: Wynn Resorts, Limited,
                                             a Nevada corporation,
                                             its sole member


                                         By:  /s/ Marc H. Rubinstein
                                              ---------------------------------
                                              Name:  Marc H. Rubinstein
                                              Title: Senior Vice President

                                    WYNN RESORTS HOLDINGS, LLC,
                                    a Nevada limited liability company,

                                        By: Valvino Lamore, LLC,
                                            a Nevada limited liability company,
                                            its sole member

                                                By: Wynn Resorts, Limited,
                                                    a Nevada corporation,
                                                    its sole member


                                                By: /s/ Marc H. Rubinstein
                                                    --------------------------
                                                    Name:  Marc H. Rubinstein
                                                    Title: Senior Vice President


                                    WYNN DESIGN & DEVELOPMENT, LLC,
                                    a Nevada limited liability company,

                                    By: Valvino Lamore, LLC,
                                        a Nevada limited liability company,
                                        its sole member

                                    By: Wynn Resorts, Limited,
                                        a Nevada corporation,
                                        its sole member


                                        By:  /s/ Marc H. Rubinstein
                                             ---------------------------------
                                             Name:  Marc H. Rubinstein
                                             Title: Senior Vice President

                                    WORLD TRAVEL, LLC,
                                    a Nevada limited liability company,

                                    By:  WYNN LAS VEGAS, LLC,
                                         a Nevada limited liability company,

                                         By: Wynn Resorts Holdings, LLC,
                                             a Nevada limited liability
                                             company, its sole member

                                             By: Valvino Lamore, LLC,
                                                 a Nevada limited liability
                                                 company, its sole member

                                                 By: Wynn Resorts, Limited,
                                                     a Nevada corporation,
                                                     its sole member

                                                 By: /s/ Marc H. Rubinstein
                                                     --------------------------
                                                     Name:  Marc H. Rubinstein
                                                     Title: Senior Vice
                                                            President


                                    LAS VEGAS JET, LLC,
                                    a Nevada limited liability company,

                                    By: WYNN LAS VEGAS, LLC,
                                        a Nevada limited liability company,

                                        By: Wynn Resorts Holdings, LLC,
                                            a Nevada limited liability company,
                                            its sole member

                                            By: Valvino Lamore, LLC,
                                                a Nevada limited liability
                                                company, its sole member

                                                By: Wynn Resorts, Limited, a
                                                    Nevada corporation, its sole
                                                    member


                                                By:  /s/ Marc H. Rubinstein
                                                  ----------------------------
                                                  Name:  Marc H.Rubinstein
                                                  Title: Senior Vice President